AMENDMENT
TO THE
PROFIT SHARING PLAN FOR EMPLOYEES
OF
ALLIANCEBERNSTEIN L.P.

WHEREAS, AllianceBernstein L.P. (the “Company”) maintains the Profit Sharing Plan for Employees of AllianceBernstein L.P., amended and restated as of January 1, 2015, as amended (the “Plan”);

WHEREAS, pursuant to subsection 16.01 of the Plan, the Company, by action of the Board of Directors of the general partner of the Company responsible for the management of the Company’s business, or a committee thereof designated by such Board, may amend the Plan, subject to certain restrictions in the Plan; and

WHEREAS, the Company desires to amend the Plan to reflect the new Department of Labor regulations with respect to claims related to disability determinations, set forth in 29 CFR 2560, as amended by the final rule set forth in 81 FR 92316, as amended as set forth in 82 FR 56560.

NOW, THEREFORE, the Plan is hereby amended, effective April 1, 2018, as follows:

1.Section 12.16(a)(5) of the Plan is hereby amended in its entirety to read as follows:
(5)    In addition, in the case of a claim for disability benefits filed after April 1, 2018, that is wholly or partially denied, the notice to the Claimant shall be provided in a culturally and linguistically appropriate manner as described in Department of Labor Regulation § 2560.503-1(o) and shall set forth:

(A)    A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(I)    The views presented by the Claimant to the Plan of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant;

(II)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(III)    A disability determination regarding the Claimant presented by the Claimant to the Plan made by the Social Security Administration.

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(B)    If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request;

(C)    Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist (for claims filed on or before April 1, 2018, a statement that the applicable criteria are available upon request and free of charge may be provided in lieu of the actual criteria); and

(D)    A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. Whether a document, record, or other information is relevant to a claim for benefits shall be determined by reference to Department of Labor Regulation § 2560.503-1(m)(8).

2.Section 12.16(b)(1) of the Plan is hereby amended to add the following language immediately following the second sentence thereof:
“Before issuing an adverse decision on appeal of any claim for disability benefits filed after April 1, 2018, the Administrative Committee shall provide any new or additional evidence considered, relied upon, or generated by or at the direction of the Administrative Committee or its designee, and any new or additional rationale upon which the adverse decision on appeal is based. This information shall be provided to the Claimant free of charge and sufficiently in advance of the decision to provide the Claimant with a reasonable opportunity to respond.”

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3.Section 12.16(b)(5)(D) of the Plan is hereby amended in its entirety to read as follows:
(D)    In addition, in the case of a claim for disability benefits filed after April 1, 2018, that is wholly or partially denied, the notice to the Claimant shall be provided in a culturally and linguistically appropriate manner as described in Department of Labor Regulation § 2560.503-1(o) and shall set forth:

(I)    A discussion of the decision, including an explanation of the basis for disagreeing with or not following:

(i)    The views presented by the Claimant to the Plan of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant;

(ii)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and

(iii)    A disability determination regarding the Claimant presented by the Claimant to the Plan made by the Social Security Administration.

(II)    If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request;

(III)    Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist (for claims filed on or before April 1, 2018, a statement that the applicable criteria are available upon request and free of charge may be provided in lieu of the actual criteria); and

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(IV)    A description of the applicable contractual limitations period that applies to the Claimant’s right to bring an action under Section 502(a) of the ERISA, including the calendar date on which the contractual limitations period expires for the claim.

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